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                                                                   Exhibit 10.16



                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is made and entered into as of December ___, 1997 by and among Herley Industries, Inc., a Delaware corporation (the "Company"), Janney Montgomery Scott Inc. ("Janney Montgomery"), and Southwest Securities, Inc. ("Southwest"). Janney Montgomery and Southwest are hereafter referred to collectively as the "Managing Underwriters."


                               W I T N E S S E T H


         In connection with the public offering by the Company and certain selling stockholders (the "Selling Stockholders") of the Company's common stock, par value $.10 per share (the "Common Stock"), and Common Stock Purchase Warrants (the "Warrants") under that certain Warrant Agreement (the "Warrant Agreement"), dated as of the date hereof, between the Company and the Warrant Agent (as defined in Section 1), the Managing Underwriters purchased a warrant (the "Managing Underwriters' Warrant") entitling the holder thereof to purchase up to (i) 140,000 shares of Common Stock (the "Underlying Shares") and (ii) 140,000 Warrants (the "Underlying Warrants"), which shall entitle the holder(s) thereof to purchase up to 140,000 shares of Common Stock (the "Underlying Warrant Shares"), each subject to adjustment as specified in the Managing Underwriters' Warrant Agreement (as defined in Section 1) or the Warrant Agreement, respectively.


         In order to induce the Managing Underwriters to purchase the Managing Underwriters' Warrant, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of (i) the Managing Underwriters, and (ii) the Persons owning the record or beneficial interest in any Registrable Securities from time to time (the "Holders").

         The parties hereby agree as follows:


         SECTION 1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

         (a) "Affiliate" of any specified Person means any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with such specified Person. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         (b) "Agreement" shall have the meaning set forth in the introductory paragraph hereto.

         (c) "Business Day" shall mean any day except a Saturday, Sunday or other day in the City of New York on which banks are authorized to close.

         (d) "Commission" shall mean the Securities and Exchange Commission.

         (e) "Common Stock" shall have the meaning set forth in the recitals hereto.

         (f) "Company" shall have the meaning set forth in the introductory paragraph hereto.
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         (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (h) "Holders" shall have the meaning set forth in the recitals hereto.

         (i) "Janney Montgomery" shall have the meaning set forth in the introductory paragraph hereto.

         (j) "Managing Underwriters" shall have the meaning set forth in the introductory paragraph hereto.

         (k) "Managing Underwriters' Warrant" shall have the meaning set forth in the recitals hereto.

         (l) "Managing Underwriters' Warrant Agreement" shall mean the Managing Underwriters' Warrant Agreement, dated as of the date hereof, between the Company and the Managing Underwriters.

         (m) "Material Event" shall have the meaning set forth in Section 4(c) hereof.

         (n) "NASD" shall mean the National Association of Securities Dealers, Inc.

         (o) "Person" shall mean an individual, partnership, corporation, limited liability company, joint venture, association, trust or other organization whether or not a legal entity, or a government or agency or political subdivision thereof.

         (p) "Prospectus" shall mean the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

         (q) "Registrable Securities" shall mean the Managing Underwriters' Warrant, the Underlying Shares, the Underlying Warrants, and the Underlying Warrant Shares. All of the Registrable Securities are divisible. A Registrable Security ceases to be a Registrable Security after it has been sold pursuant to an effective registration statement under the Securities Act, provided that any underlying security shall remain a Registrable Security until such underlying security has also been sold pursuant to an effective registration statement under the Securities Act.

         (r) "Registration Statement" shall mean any Shelf Registration Statement pursuant to Section 2 hereof and any piggyback registration statement pursuant to Section 3 hereof (including any amendments and supplements to such registration statement, including any post-effective amendments).

         (s) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (t) "Shelf Registration Statement" shall mean a shelf registration statement of the Company pursuant to Section 2 hereof filed with the Commission on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, any amendments and supplements to such registration statement, including any post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.



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         (u) "Southwest" shall have the meaning as set forth in the introductory paragraph hereto.

         (v) "Underlying Shares" shall have the meaning set forth in the recitals hereto.

         (w) "Underlying Warrants" shall have the meaning set forth in the recitals hereto.

         (x) "Underlying Warrant Shares" shall have the meaning set forth in the recitals hereto.

         (y) "Warrant Agent" shall mean American Stock Transfer & Trust Company, as warrant agent.


         (z) "Warrant Agreement" shall mean that certain Warrant Agreement, dated as of the date hereof, between the Company and the Warrant Agent.



         SECTION 2. Shelf Registration Statement.

         (a) Demand Registration Right. The Managing Underwriters have one demand registration right with respect to the Registrable Securities under this
Section 2. Either Managing Underwriter may exercise this demand right during the period beginning on the first anniversary of the date hereof and ending on the fifth anniversary of the date hereof or the expiration of the Managing Underwriters' Warrant, if later. Such demand right must be exercised in writing and must satisfy the notice requirements to the Company as set forth in Section 10(d) herein. A Managing Underwriter need not be a Holder to exercise this demand right. This demand right shall continue to exist until it expires pursuant to this Section 2(a), or a Shelf Registration Statement demanded under this Section 2(a) becomes effective.


         (b) Filing of a Shelf Registration Statement. Upon such written demand pursuant to Section 2(a), the Company shall within 30 days following receipt of such written demand, file with the Commission a Shelf Registration Statement relating to the issuance and/or resale of the Registrable Securities from time to time in accordance with the methods of distribution set forth in such Shelf Registration Statement (including securities deemed registered pursuant to Rule 416 under the Securities Act), and thereafter use its reasonably best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act within 75 days following receipt of such written demand; provided that no Holder shall be entitled to have its Registrable Securities covered by such Shelf Registration Statement unless such Holder is in compliance with
Section 5 hereof.



         (c) Effective Period. The Company shall use its reasonably best efforts to keep such Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable until the fourth anniversary of the date that such Shelf Registration Statement was declared effective (or if later, until the Warrants expire).



         (d) Identification of Holders. After the effectiveness of the Shelf Registration Statement, the Company shall promptly upon the request of any Holder, use its reasonably best efforts to take any action necessary to identify such Holder as a selling security holder to the extent such Holder is required but not already identified as such in the Prospectus.


         (e) Additional Demand Registration Rights. After the expiration of the effective


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period in Section 2(c) hereof, each Managing Underwriter may make one additional demand registration for the Registrable Securities upon the terms set forth in this Section 2, provided that the demanding Managing Underwriter pay all of the Company's out-of-pocket fees and expenses, including reasonable legal fees, in connection with such filing.


         SECTION 3. Piggyback Registration Rights.


         (a) Notice to Holders. If at any time on or after the first anniversary of the date hereof and on or before the fifth anniversary of the date hereof or such later time as the Managing Underwriters Warrant expires, the Company proposes to file a registration statement with the Commission (other than on a Form S-4 or a Form S-8), it will give written notice by registered mail, at least 30 days prior to the filing of each such registration statement, to the Holders of its intention to do so. If any Holders shall notify the Company within 20 days after receipt of such notice of their desire to include any of their Registrable Securities (including any security underlying their Registrable Securities) in such proposed registration statement, the Company shall include such Registrable Securities in such registration statement, provided that if the managing underwriter, if any, of such offering delivers an opinion to the Holders that the total amount of securities that they and the holders of other piggyback rights intend to include in such registration statement could adversely affect the success of such offering, then the amount, the number or kind of securities to be offered for the account of such Holders and the holders of such other piggyback rights will be reduced pro rata among such Holders and the holders of such other piggyback rights to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the managing underwriter.



         (b) Effectiveness of Registration Statement. The Company shall use its reasonably best efforts to cause any registration statement filed pursuant to
Section 3(a) hereof to be declared effective and shall maintain the effectiveness thereof for a period of not less than one year after such effective date.



         SECTION 4. Registration Procedures. In connection with each Registration Statement and any related Prospectus, the Company shall:


         (a) Provided Required Information. Use its reasonably best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the periods required hereunder; upon the occurrence of any event that would cause such Registration Statement or the Prospectus contained therein (i) to contain a material misstatement or omission or (ii) not to be effective and usable during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (i), correcting any such misstatement or omission, and in the case of either clause (i) or (ii), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purposes as soon as reasonably practicable thereafter;


         (b) Amendments. Prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement effective for the periods required hereunder, the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the


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provisions of the Securities Act with respect to the disposition of all
Registrable Securities covered by such Registration Statement in accordance with the intended method or methods of distribution set forth in such Registration Statement or supplement to such Prospectus;

         (c) Material Events. Advise promptly the Managing Underwriters, the Holders and any underwriters involved in the offering, and if requested by such Persons, confirm such advice in writing, (i) when such Registration Statement or Prospectus supplement or post-effective amendment has been filed, and with respect to any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission for amendments to such Registration Statement or amendments or supplements to such Prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes or (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in such Registration Statement, the related Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in such Registration Statement or the related Prospectus in order to make the statements of material fact therein not misleading (a "Material Event"); if at any time the Commission shall issue any stop order suspending the effectiveness of such Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest practicable time;

         (d) Opportunity to Comment. Furnish to the Managing Underwriters, the Holders and any underwriters involved in the offering, before filing with the Commission, copies of such Registration Statement and the Prospectus included therein and any amendments or supplements to such Registration Statement or Prospectus (including all documents incorporated by reference), which documents will be subject to the review of such Managing Underwriters, Holders and underwriters for a period of at least three Business Days, and the Company will not file such Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (including all documents incorporated by reference) to which any of such Managing Underwriters, Holders or underwriters reasonably object within five Business Days after the receipt thereof; such Managing Underwriters, Holders and underwriters shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Securities Act;

         (e) Opportunity to Ask Questions. Prior to the filing of such Registration Statement, any amendment thereto, or any document that is to be incorporated by reference therein, if requested by the Managing Underwriters, the Holders and any underwriters involved in the offering within three Business Days after receipt of notification thereof from the Company, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Managing Underwriters, Holders and underwriters reasonably may request;

         (f) Opportunity to Review Documents. Make available at reasonable times for


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inspection by the Managing Underwriters, the Holders and any underwriters involved in the offering, and any attorney or accountant retained by any of them, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Managing Underwriters, Holders and underwriters, attorney or accountant in connection with such Registration Statement, any amendment thereto, or any document that is to be incorporated therein prior to the filing thereof;

         (g) Post-Effective Amendments. If requested by the Managing Underwriters, the Holders or any underwriters involved in the offering, promptly include in such Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Managing Underwriters, Holders or underwriters may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

         (h) Copies of Registration Statement. Furnish to each Managing Underwriter, Holder and any underwriter involved in the offering, without charge, at least one copy of such Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

         (i) Copies of Prospectus. Deliver to each Managing Underwriter, Holder and any underwriter involved in the offering, without charge, as many copies of the Prospectus related to such Registration Statement (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may request; the Company hereby consents to the use of such Prospectus and any amendment or supplement thereto by each of the Managing Underwriters, Holders and underwriters, if any, in connection with the offering and the sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

         (j) Legal Opinion. Obtain an opinion of outside counsel to the Company and updates thereof in form and substance reasonably satisfactory to the Managing Underwriters, the Holders and any underwriters involved in the offering, addressed to such Managing Underwriters, Holders and underwriters covering the matters customarily covered in opinions requested in offerings and such other matters as may be reasonably requested by such Managing Underwriters, Holders and underwriters, including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and such other Persons as may participate in such conferences at which the contents of such Registration Statement and related Prospectus were discussed, and although such counsel has not undertaken to investigate or independently verify and does not assume any responsibility for the accuracy, completeness, or fairness of the statements therein, such counsel advises that no facts came to such counsel's attention that caused such counsel to believe that such Registration Statement and related Prospectus, at the time that such Registration Statement became effective or the date of such counsel's opinion, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;



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         (k) Underwriting Agreement. In connection with any underwritten offering of Registrable Securities pursuant to such Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings and take all such other actions as are reasonably requested by the underwriters in such offering to expedite or facilitate the registration and disposition of such Registrable Securities, and in connection therewith make such representations and warranties to the underwriters, and provide such indemnities as are customarily made and provided by issuers to underwriters in underwritten offerings;



         (l) Blue Sky Filings. Prior to any public offering of Registrable Securities, cooperate with the Managing Underwriters, the Holders and any underwriters involved in the offering, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or Blue Sky laws of such jurisdictions as such Managing Underwriters, Holders and underwriters may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not required to be qualified or to take any action that would subject it to service of process in suits or to taxation in any jurisdiction where it is not now so subject;



         (m) Certificates. Cooperate with the Managing Underwriters, the Holders and any underwriters involved in the offering to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and to register such Registrable Securities in such denominations and such names as the Managing Underwriters, the Holders and any underwriters involved in the offering may request at least two Business Days prior to such sale of Registrable Securities made by such Managing Underwriters, Holders and underwriters;




         (n) Approvals. Use its reasonably best efforts to cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Managing Underwriters, the Holders and any underwriters involved in the offering to consummate the disposition of such Registrable Securities;



         (o) Post-Effective Amendments. If any Material Event shall exist or have occurred, promptly prepare a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;



         (p) CUSIP Numbers. Provide a CUSIP number or numbers for all Registrable Securities not later than the effective date of such Registration Statement to the extent that any Registrable Security does not already have a CUSIP number;



         (q) NASD Filings. Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by the Managing Underwriters, the Holders and any underwriters involved in the offering (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD;



         (r) Earnings Statement. Otherwise use its best efforts to comply with all applicable



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rules and regulations of the Commission, and make generally available to its security holders as soon as practicable, but not later than 45 days after the end of the 12 month period beginning at the end of the fiscal quarter of the Company during which the date on which the Commission declares such Registration Statement effective, or 90 days if such 12 month period coincides with the Company's fiscal year, a consolidated earnings statement (in form complying with the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act), which need not be audited, covering such 12 month period;


         (s) Exchange Act Filings. Provide promptly to each Managing Underwriter and each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 or Section 15 of the Exchange Act;



         (t) Conduct Rules. In the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules and the By-Laws of the NASD) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules and By-Laws, including, without limitation, by (i) engaging a "qualified independent underwriter" (as defined in such Conduct Rules) to participate in the preparation of such Registration Statement relating to such Registrable Securities and to exercise usual standards of due diligence in respect thereto, (ii) indemnifying any such qualified independent underwriter to the same extent as the Company indemnifies the Holders under
Section 8 hereof, and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules of the NASD; and



         (u) Exchange Listing. Use its reasonably best efforts to cause all Registrable Securities covered by such Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed.



         SECTION 5. Holder Information. No Holder may include any of its Registrable Securities in a Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing such information as the Company may reasonably request specified in Items 507 and 508 of Regulation S-K under the Securities Act for use in connection with such Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder agrees to furnish promptly to the Company all information required to be disclosed to make the information previously furnished to the Company by such Holder not materially misleading.



         SECTION 6. Restrictions On Holders. Each Holder agrees by acquisition of a Registrable Security that, upon receipt of any notice from the Company of the existence of any Material Event not adequately described in a Registration Statement, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder's receipt of the copies of the related supplemented or amended Prospectus contemplated by
Section 4(o) hereof, or until such Holder is advised in writing by the Company that the use of such Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in such Prospectus.



         SECTION 7. Registration Expenses


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(a) Company Expenses. Except as provided in Section 9 hereof, all expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all fees, disbursements and expenses of the Company's counsel and accountants and all other expenses in connection with the registration, printing and filing of a Registration Statement and the related Prospectus and any amendments and supplements thereto and the mailing and delivery of copies thereof and of any final Prospectus to the Managing Underwriters, Holders, and any underwriters involved in the offering, (ii) all registration and filing fees of the Commission, (iii) all printing and delivery (including, without limitation, postage, air freight charges and charges for counting and packaging) of copies of such Registration Statement, Prospectus, and each final Prospectus, Blue Sky memoranda, any agreements among underwriters, any selected dealer agreements, any ancillary agreements and documents, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering related to such Registration Statement, (iv) all expenses incurred in connection with the qualification under state securities laws or Blue Sky laws, including the reasonable fees of the counsel for the Managing Underwriters not to exceed $5,000, Holders, and any underwriters involved in the offering in connection therewith not to exceed $5,000, (v) all listing, designation and other filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof, (vi) all filing fees incident to securing a review of the terms of the sale of the Registrable Securities by the association or organization that supervises, oversees or regulates such exchange or system, (vii) all costs of preparing certificates for the securities, including the Registrable Securities, offered in such offering, (viii) all costs and charges of any transfer agent, warrant agent or registrar, (ix) all costs of the tax stamps, if any, in connection with the issuance and delivery of the Registrable Securities, (x) if the Company elects to make the offering related to such Registration Statement an underwritten offering, all out-of-pocket expenses in connection with "road shows" in connection with any underwritten offering, and (xi) if the Company elects to make the offering related to such Registration Statement an underwritten offering, all out-of-pocket other out-of-pocket costs and expenses incurred in the performance of the obligations of the Company hereunder that are not otherwise specifically provided for in this paragraph; provided, however, that if any Managing Underwriter makes an additional demand registration pursuant to Section 2(e), such Managing Underwriter shall bear the out-of-pocket expenses noted in this paragraph incurred in connection with such registration.


         The Company will bear internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) Counsel for the Managing Underwriters and the Holders. In addition to the expenses described in Section 7(a) above, in connection with a Shelf Registration Statement filed pursuant to Section 2 at the Company's expense, the Company will reimburse the demanding Managing Underwriter for the reasonable fees and disbursements of not more than one counsel; provided, however, that the Company shall not be liable for such attorneys' fees in excess of $10,000.


         SECTION 8. Indemnification

         (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Managing Underwriter, Holder, the respective directors, officers, partners, employees, and agents of each Managing Underwriter or Holder, and each Person, if any, who controls any Managing Underwriter or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages,


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liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or related Prospectus, or in any amendment or supplement thereto, or in any application or other document executed by the Company, or arising out of or based upon any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any inaccuracy in the representations and warranties of the Company contained in an underwriting agreement related to such Registration Statement or any failure of the Company to perform its obligations under such underwriting agreement, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission that has been made in any Registration Statement or related Prospectus or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of any Managing Underwriters or Holders expressly for use in connection therewith; provided, however, that with respect to any untrue statement or omission made in any preliminary Prospectus, this indemnity shall not inure to the benefit of a Managing Underwriter or Holder (or to the benefit of any other person entitled to such indemnification) from whom the person asserting such losses, claims, damages or liabilities purchased the Registrable Securities concerned if both: (i) a copy of the final Prospectus was not sent or given to such person as required by the Securities Act, and (ii) the untrue statement or omission in such preliminary Prospectus was corrected in such final Prospectus. This indemnity will be in addition to any liability that the Company may otherwise have, including under this Agreement.


         (b) Indemnification by the Holders. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company in Section 8(a) hereof, but only with respect to information furnished in writing to the Company by or on behalf of such Holder expressly for use in such Registration Statement or related Prospectus. This indemnity will be in addition to any liability which any Holder may otherwise have, including under this Agreement.

         (c) Indemnification Procedure. If any claim or action shall be brought under this Section 8(a) or Section 8(b), the indemnified party shall promptly notify in writing the indemnifying parties, and such indemnifying parties shall assume the defense thereof, including the employment of counsel reasonably acceptable to the indemnified party and payment of all fees and expenses. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying parties have agreed to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel reasonably acceptable to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) include the indemnified party and the indemnifying parties, and the indemnified party shall have been advised by its counsel that one or more legal defenses may be available to the indemnified party that may be unavailable to the indemnifying parties, or that representation of such indemnified party and any indemnifying parties by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case the indemnifying parties shall not have the right to assume the defense of such action on behalf of the indemnified party (notwithstanding their obligation to bear the fees and expenses of such counsel)). The indemnifying parties shall not be liable for any settlement of any such action effected without their written consent, which may not be unreasonably withheld, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying parties agree to indemnify and hold harmless any indemnified party from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment, but in the case of a judgment only to the extent provided in this Section 8.

         (d) Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable or is insufficient (other than by reason of the terms thereof) to hold harmless a party indemnified hereunder, the Company, on the one hand, and the Holders for whose benefit the Company filed the subject Registration Statement, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from Persons, other than such Holders, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to which the Company and such Holders may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and such Holders, on the other hand, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, on the one hand, and such Holders, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and such Holders, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering of the shares of Common Stock and the Warrants, which have been registered pursuant to a Registration Statement on Form S-1 (Registration Statement No. 333-39767) (net of discounts but before deducting expenses) received by the Company plus proceeds received by the Company in connection with the securities covered by the Registration Statement and (y) the total proceeds received by such Holders upon their sale of Registrable Securities covered by the Registration Statement plus the underwriting discounts and commissions received by the Managing Underwriters pursuant to the offering registered pursuant to the Registration Statement on Form S-1 (Registration Statement No. 333-39767). The relative fault of the Company and such Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied or which should have been supplied by the Company, on the one hand, or to information supplied by such Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by a pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid or payable as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this
Section 8, any legal or other expenses reasonably incurred in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8 (i) no Holder shall be required to contribute any amount in excess of the dollar amount by which the proceeds received by such Holder with respect to the sale of its Registrable Securities covered by the subject Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 8, each Person, if any, who controls a Managing Underwriter or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of a Managing Underwriter or Holder or any controlling Person shall have the same rights to contribution as such Managing Underwriter or Holder, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of the Company, or any such controlling Person shall have the same rights to contribution as the Company, subject in each case to the limitations on contribution described in this
Section 8(d). Any Person entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such Person in respect of which a claim for contribution may be made against another Person under this Section 8, notify such Person from whom contribution may be sought, but the failure to so notify such Person shall not relieve the Person from whom contribution may be sought from any obligation such Person may have under this
Section 8.


         SECTION 9. Underwritten Offering. A Managing Underwriter may require that any Shelf Registration Statement filed pursuant to Section 2 hereof be an underwritten offering; provided, however, that such Managing Underwriter shall bear those out-of-pocket expenses set forth in Section 7(a) that arise solely because such Managing Underwriter required such Shelf Registration Statement to be an underwritten offering, including underwriting discounts and commissions with respect to the Registrable Securities and fees of any "qualified independent underwriter" engaged pursuant to Section 4(t) hereof with respect to the Registrable Securities. In any such underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the demanding Managing Underwriter; provided that such investment bankers and managers must be reasonably satisfactory to the Company (it being understood that Janney Montgomery and Southwest are reasonably satisfactory). No Holder may participate in any underwritten offering hereunder unless such Holder agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements. The Company shall not bear any underwriting discounts and commissions with respect to the Registrable Securities in connection with an underwritten offering relating to a Registration Statement filed pursuant to Section 2 or 3 hereof.


         SECTION 10. Miscellaneous.

         (a) Remedies. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Managing Underwriters and Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company represents and warrants that the rights granted to the Managing Underwriters and Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Managing Underwriters.

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), facsimile transmission, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i)      if to Janney Montgomery:

                           Janney Montgomery Scott Inc.
                           26 Broadway
                           New York, New York 10004
                           Attention:  Herbert M. Gardner
                           Phone No.:  (212) 510-0600
                           Facsimile No.:  (212) 510-0683

                  (ii)     if to Southwest:

                           Southwest Securities, Inc.
                           1201 Elm Street
                           Suite 3500
                           Dallas, Texas  75270
                           Attention:  C. William Dedmon, Jr.
                           Phone No.:  (214) 651-1800

                           Facsimile No.:  (214) 658-9441


                  (iii) if to a Holder, at the address set forth on the records of (A) the Company with respect to a Holder of the Managing Underwriters' Warrant, (B) the Warrant Agent with respect to the Holder of any Underlying Warrants, with a copy to the Warrant Agent, or (C) the Company's stock transfer agent with respect to the Holder of any Underlying Shares or Underlying Warrant Shares, with a copy to the stock transfer agent; and

                  (iv)     if to the Company:

                           Herley Industries, Inc.
                           10 Industry Drive
                           Lancaster, Pennsylvania  17603
                           Attention:  President
                           Phone No.:  (717) 397-2777
                           Facsimile No.:  (717) 397-9503
                           with copy to:
                           Blau, Kramer, Wactlar & Lieberman, P.C.
                           100 Jericho Quadrangle
                           Jericho, NY 11753
                           Attention: David Lieberman, Esq.
                           Facsimile No.: (516) 822-5609


                          with a copy to:

                          Blau, Kramer, Wactlar & Lieberman, P.C.
                          100 Jericho Quadrangle
                          Jericho, NY 11753
                          Attention: David Lieberman, Esq.
                          Facsimile No.: (516) 822-5609


         All such notices and communications shall be deemed to have been duly delivered: at the time delivered by hand, if personally delivered; three Business Days after being deposited in the mail, postage prepaid, if mailed; upon receipt of a confirmation notice, if sent by facsimile transmission; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, all subsequent Holders of any Registrable Securities, provided that only a Managing Underwriter may demand the filing of a Shelf Registration Statement under
Section 2 hereof.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws rules thereof.

         (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality or enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (j) Entire Agreement. This Agreement is intended by the parties as the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter hereof.

         [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                                   HERLEY INDUSTRIES, INC.



                                   By:
                                        Myron Levy
                                        President


                                   JANNEY MONTGOMERY SCOTT INC.



                                   By:
                                        Herbert M. Gardner
                                        Senior Vice President


                                   SOUTHWEST SECURITIES, INC.



                                   By:
                                        C. William Dedmon, Jr.
                                        Senior Vice President and
                                        Managing Director